UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

RESIDEO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 N. 71st Street, Suite 550 Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 573-5340

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	REZI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Resideo Technologies, Inc. (the “Company”) held its Annual Meeting of Shareholders on June 3, 2026. As of the record date for the meeting, there were 151,421,223 shares of common stock outstanding and 498,500 shares of Series A Cumulative Convertible Preferred Stock outstanding, which were entitled to vote on an as-converted to common stock basis (representing 18,517,830 votes), for a total voting power of 169,939,053 votes. The following matters set forth in the Company’s definitive proxy statement dated April 22, 2026, and filed with the Securities and Exchange Commission on April 22, 2026 (the “2026 Proxy Statement”), were voted upon with the results indicated below.

1.	The nominees listed below were elected as directors with the respective votes set forth opposite their names:

Proposal 1	For	Against	Abstentions	Broker Non-Votes
Andrew Teich	150,243,657	2,702,647	84,829	8,698,940
Jay Geldmacher	152,710,642	259,722	60,769	8,698,940
Paul Deninger	150,220,196	2,706,746	104,191	8,698,940
Cynthia Hostetler	143,857,882	9,079,263	93,988	8,698,940
Brian Kushner	152,668,397	316,004	46,732	8,698,940
Jack Lazar	151,182,924	1,765,874	82,335	8,698,940
Nina Richardson	150,315,469	2,608,427	107,237	8,698,940
Nathan Sleeper	152,782,884	169,504	78,745	8,698,940
John Stroup	152,163,217	788,001	79,915	8,698,940
Sharon Wienbar	151,277,910	1,685,157	68,066	8,698,940
Kareem Yusuf	152,115,199	846,147	69,787	8,698,940

2.	The non-binding advisory vote on executive compensation disclosed in the Company’s 2026 Proxy Statement was approved by the votes set forth below:

	For	Against	Abstentions	Broker Non-Votes
Proposal 2	148,022,939	4,861,498	146,696	8,698,940

3.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026 was approved by the votes set forth below:

	For	Against	Abstentions	Broker Non-Votes
Proposal 3	161,182,481	385,727	161,865	—

4.	The shareholder proposal regarding shareholder right to act by written consent was not approved by the votes set forth below:

	For	Against	Abstentions	Broker Non-Votes
Proposal 4	36,291,860	116,565,390	173,883	8,698,940

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2026	RESIDEO TECHNOLOGIES, INC.

	By:	/s/ Jeannine J. Lane
	Name:	Jeannine J. Lane
	Title:	Executive Vice President, General Counsel and Corporate Secretary